Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

Investor Shares: CRTVX

Institutional Shares: CRTSX

Summary Prospectus

March 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments Multi-Style US Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, sell, and hold Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	0.82%	0.67%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.69% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$84	$262	$455	$1,014
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000® Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S. and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S. countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Boston Partners Global Investors, Inc. (“Boston Partners”)

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets allocated to Boston Partners in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Boston Partners as having value characteristics.

In seeking this investment objective, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for its allocated portion of the Fund’s assets based on a continuous study of trends in industries and companies, earnings power, growth, and other investment criteria. In managing its allocated portion of the Fund’s assets, Boston Partners may focus its investments in a particular sector or sectors of the economy. The Fund may also invest up to 20% of its total assets allocated to Boston Partners in foreign currency-denominated securities. The Fund may invest up to 15% of its net assets allocated to Boston Partners in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The portion of the Fund managed by Boston Partners may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. In managing its allocated portion of the Fund’s assets, Boston Partners may trade securities actively.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

In managing its allocated portion of the Fund’s assets, T. Rowe Price seeks sector and industry-neutral exposure to the S&P 500 Index, with value added through stock selection. T. Rowe Price combines fundamental research with a disciplined portfolio construction process to achieve the Fund’s investment objectives.

A portfolio oversight team, which includes the portfolio managers, is responsible for the overall structure of the allocated portion of the Fund and for developing rules for portfolio construction. The portfolio oversight team seeks to take advantage of T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the allocated portion of the Fund within industries where they have focused expertise, subject to the oversight and discretion of the portfolio managers who work closely with the analysts. The analysts and portfolio managers rely on fundamental research, which considers various factors such as the quality of a company’s management team and its business franchise, earnings growth potential of a company and its market sector, and valuation. The portfolio oversight team evaluates the performance of the allocated portion of the Fund and the analysts’ stock selections, tracking and aligning the Fund’s risk characteristics with those of the S&P 500 Index, monitoring exposures to industries and sectors, managing cash flows into and out of the allocated portion of the Fund, and ensuring overall compliance by the analysts with T. Rowe Price’s portfolio construction principles.

William Blair Investment Management, LLC (“William Blair”)

William Blair’s strategy utilized for the Fund seeks long-term capital appreciation through investment in stocks of large capitalized (“large cap”) growth companies.

Under normal market conditions, William Blair’s strategy invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies. William Blair’s strategy invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of William Blair’s strategy, William Blair considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the strategy’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in William Blair’s strategy. To a limited extent, William Blair’s strategy may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest U.S. companies. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the Index. As of October 31, 2025, the Russell 1000® Index included securities issued by companies that ranged in size between $1.1 billion and $4.9 trillion. The Russell 1000® Growth Index, the performance benchmark for William Blair’s strategy, measures the performance of companies included in the Russell 1000® Index with a greater-than-average growth orientation.

In choosing investments for its allocated portion of the Fund’s assets, William Blair performs fundamental company analysis and focuses on stock selection. William Blair evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and the holdings of William Blair’s strategy may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Growth Investment Style Risk — The Sub-Advisers’ growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — The Sub-Advisers’ value investment style may increase the risks of investing in the Fund. If the Sub-Advisers’ assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Sector and Industry Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Information Technology Sector Risk. The Fund may have significant exposure to securities of issuers in the information technology sector. The information technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Companies in the information technology sector involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain companies in the information technology sector may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with companies in the information technology sector are magnified in the case of small-cap technology companies.

Cyber Security and Operational Risk — The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Initial Public Offering Risk — The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Index Correlation Risk — Because a portion of the Fund weighs each sector and industry approximately the same as its index, the Fund’s ability to broadly reallocate this portion of its portfolio due to changes in outlook for a particular sector or industry is more limited than other actively-managed funds with greater flexibility to overweight or underweight certain sectors and industries due to changes in market conditions. As a result, the Fund’s performance may lag the performance of other actively-managed funds with more flexible investment programs.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
12.56%	(18.38)%
12/31/2023	6/30/2022

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	1 Year	Since Predecessor Fund’s Inception (April 30, 2021)
Fund Returns Before Taxes
Institutional Shares	15.32%	8.31%
Investor Shares	15.14%	8.14%
Fund Returns After Taxes on Distributions
Institutional Shares	13.79%	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	10.16%	N/A^
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	17.37%	11.94%

*

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Boston Partners Global Investors, Inc.

Mark E. Donovan, CFA, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

David T. Cohen, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

Joshua White, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

Mar Vista Investment Partners, LLC

Silas Myers, CFA, Partner, CEO, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Brian Massey, CFA, Partner, President, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Joshua Honeycutt, CFA, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Jeffrey Prestine, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

T. Rowe Price Associates, Inc.

Ann M. Holcomb, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

Jason Nogueira, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

Jason Benjamin Polun, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

William Blair Investment Management, LLC

Jim Golan, CFA, Partner, has managed the portion of the Fund’s assets allocated to William Blair Investment Management, LLC since 2024.

David Ricci, CFA, Partner, has managed the portion of the Fund’s assets allocated to William Blair Investment Management, LLC since 2024.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of the Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-010-0600